SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [  ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                Commission Only (as permitted by
[X]  Definitive Additional Materials           Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     ss.240.14a-12


                         PRG-SCHULTZ INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                   ----------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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
                        PRG-SCHULTZ INTERNATIONAL, INC.
                            2300 WINDY RIDGE PARKWAY
                                SUITE 100 NORTH
                             ATLANTA, GA 30339-8426

                                                                  April 29, 2002

Dear Fellow Shareholder:

The Annual Meeting of Shareholders of PRG-Schultz International, Inc. will be held on May 15, 2002. According to our latest records, we have not yet received your proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, 4 AND 5, AND AGAINST PROPOSAL 3.

As you may remember, at the 2001 Annual Meeting, shareholders approved a proposal that the Company redeem the Shareholder Rights Plan, because it contains a "continuing director" provision. PLEASE NOTE THAT, UPON SHAREHOLDER APPROVAL OF PROPOSAL 2, THE "CONTINUING DIRECTOR" PROVISION OF THE COMPANY'S RIGHTS PLAN WILL BE IMMEDIATELY REMOVED.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. Please vote today by signing, dating and returning the enclosed proxy card.

Thank you for your cooperation.

Very truly yours,



John M. Cook
President
and Chief Executive Officer

|------------------------------------------------------------------------------|
|             IMPORTANT NOTE: TO ENSURE THAT YOUR VOTE IS RECEIVED             |
|           BEFORE THE MEETING, YOU MAY RETURN YOUR PROXY BY FAX TO:           |
|                                 212-750-5799                                 |
|                  (PLEASE FAX BOTH SIDES OF THE PROXY CARD.)                  |
|                                                                              |
|           If you have any questions, or need assistance in voting            |
|                your shares, please call our proxy solicitor,                 |
|                                                                              |
|                          INNISFREE M&A INCORPORATED                          |
|                        TOLL-FREE, AT 1-888-750-5834.                         |
|                                                                              |
|------------------------------------------------------------------------------|